UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013 (March 27, 2013)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

001-16633	23-2908305
(Commission	(I.R.S. Employer
File Number)	Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

303-381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 1.01.  Entry into a Material Definitive Agreement.

On March 27, 2013, Array entered into a Sales Agreement (the “Sales Agreement”) for an at-the-market offering of shares of our common stock with Cantor Fitzgerald & Co., as sales agent thereunder (“Cantor”).  Subject to the terms and conditions of the Sales Agreement, Array may from time to time issue and sell through Cantor, as our sales agent, shares of Array’s authorized but previously unissued common stock having an aggregate market value of up to $75,000,000.

Array does not currently have specific plans to sell common stock under the Sales Agreement nor is Array obligated to make any sales under the Sales Agreement. Unless otherwise terminated as indicated below, the Agreement continues until the earlier of selling all shares available under the Sales Agreement or March 27, 2016.

Any sale of shares under the Sales Agreement may be made by Cantor by any method that is deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through The NASDAQ Global Market, to or through a market maker or, with our authorization, in privately negotiated transactions. Cantor will use commercially reasonable efforts consistent with its normal trading and sales practices to sell our common stock from time to time, based upon our instructions (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Cantor a commission of up to 3.0% of the aggregate gross proceeds we receive from sales of our common stock, with the exact amount to be agreed to by us at the time a placement notice is delivered, or at such other time as we and Cantor agree.

The Sales Agreement may be terminated by Cantor or Array at any time upon 10 days notice to the other party, or by Cantor in certain circumstances, including the occurrence of a material adverse change of Array. We have also agreed to indemnify and provide contribution to Cantor with respect to certain liabilities specified in the Sales Agreement, including liabilities under the Securities Act.

The shares will be issued pursuant to the shelf registration statement on Form S-3 (File No. 333-185599) that we filed with the Securities and Exchange Commission and that was declared effective by the Securities and Exchange Commission on January 8, 2013. We have filed a prospectus supplement dated March 27, 2013 with the Securities and Exchange Commission in connection with the offer and sale of shares pursuant to the Sales Agreement.

The foregoing summary of the terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Gross Hartman LLC
23.1	Consent of Gross Hartman LLC (contained in Exhibit 5.1)
99.1	Sales Agreement, dated March 27, 2013, by and between Array BioPharma Inc. and Cantor Fitzgerald & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	Array BioPharma Inc.

	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Gross Hartman LLC
23.1	Consent of Gross Hartman LLC (contained in Exhibit 5.1)
99.1	Sales Agreement, dated March 27, 2013, by and between Array BioPharma Inc. and Cantor Fitzgerald & Co.